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                                                                     EXHIBIT 4.2

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of February 23, 2004, by and among Epoch Biosciences, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each a "Purchaser" and collectively, the "Purchasers").

         This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

         The Company and the Purchasers hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Effectiveness Date" means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) the 90th calendar day following the Closing Date (as long as the Registration Statement has been filed on Form S-3, the 120th calendar day in the event of a review by the Commission) and (b) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, the earlier of (i) the 5th Trading day following the date that the Company files its Annual Report on Form 10-K for the year ended December 31, 2003 or (ii) April 6, 2004.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "Indemnified Party" shall have the meaning set forth in Section 5(c).

         "Indemnifying Party" shall have the meaning set forth in Section 5(c).

         "Losses" shall have the meaning set forth in Section 5(a).

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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         "Registrable Securities" means the Shares and the Warrant Shares, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

         "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

2.       Registration.

         (a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its commercially best reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

         (b) If: (i) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (ii) prior to the date when such Registration Statement is first declared effective by the Commission, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a

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Registration Statement to be declared effective, or (iii) a Registration
Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date, or (iv) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such cases fifteen Trading Days (which need not be consecutive days) or more in the aggregate during any 12-month period, or (v) the Common Stock is not listed or quoted, or is suspended from trading, on an Trading Market for a period of five Trading Days (which need not be consecutive Trading Days) or more, or (vi) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Warrant Shares upon any exercise of the Warrants, and for purposes of clauses
(iii), and (vi) the date on which such Event occurs, or for purposes of clause
(i) or (v) the date on which such five Trading Day period is exceeded, or for purposes of clause (ii) the date which such ten Trading Day period is exceeded, or for purposes of clause (iv), the date on which such fifteen Trading Day period is exceeded, being referred to as "Event Date") (any such failure or breach being referred to as an "Event,") then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In no event shall the liquidated damages paid to any Holder pursuant to subsection (v) above exceed the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder.

         (c) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement (other than registration statements on Form S-8) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

         (d) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Holder Questionnaire"). The Company shall not be required to pay any liquidated or other damages under Section 2(b) hereof as a result of failing to include such Holder's Registrable Securities in the Registration Statement to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire within five Trading Days of delivery to such Holder of a written request therefor. In the event a Holder's Registrable Securities are excluded from a filing as a result of the failure of such Holder to timely provide the information required by this section, it is understood that the Company will include such Holder's Registrable Securities in the Registration Statement as promptly as reasonably practicable after such information

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is provided and all remedies under 2(b) and otherwise shall apply to relevant events occurring thereafter.

         (e) The Company shall notify each Purchaser in writing promptly (and in any event within one Trading Day, which notice may be accomplished via email or via fax) after receiving notification from the Commission that the Registration Statement has been declared effective.

3.       Registration Procedures

         In connection with the Company's registration obligations hereunder, the Company shall:

         (a) Not less than four Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of the "Selling Stockholders" section of such document, the "Plan of Distribution" and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which materials will be subject to the review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto that does not contain the disclosure containing such Holder as a "Selling Stockholder" as provided to the Company by such Holder in connection therewith.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Trading Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any

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Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         (e) Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

         (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request in connection with resales by the Holder of Registrable Securities. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

         (g) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

         (h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

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         (i)      Upon the occurrence of any event contemplated by Section
3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses
(ii) through (v) of Section 3(c) above to suspend the use of the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of liquidated damages pursuant to Section 2(b), for a period not to exceed 15 days (which need not be consecutive days) in any 12 month period.

         (j) Comply with all applicable rules and regulations of the Commission.

         (k) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the Person thereof that has voting and dispositive control over the Shares.

         (l) Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities, including without limitation by making available any documents and information; provided that the Company will not deliver or make available to any Holder material, nonpublic information.

         (m) In the time and manner required by each Trading Market, if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in

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connection with the consummation of the transactions contemplated by this
Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.       Indemnification

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

         (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading
(i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the

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extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in
Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as

                                       8
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incurred, within ten Trading Days of written notice thereof to the Indemnifying
Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

         (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount of proceeds actually received by such Holder from the sale of the Registrable Securities by reason of such untrue or alleged untrue statement or omission or alleged omission. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.       Miscellaneous

         (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

         (c) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of

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this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

         (d) No Piggyback on Registrations. Except as and to the extent specified in Schedule 3.1(v) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

         (e) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

         (f) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.

         (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates, provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address or facsimile number for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement

         (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         (j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

         (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (o) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         (p) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                     EPOCH BIOSCIENCES, INC.

                                     By: /s/ William G. Gerber
                                            Name: William G. Gerber
                                            Title: President and Chief Executive
                                                   Officer

                     [PURCHASERS' SIGNATURE PAGES TO FOLLOW]

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Mainfield Enterprises, Inc.


                                            By:  /s/ Avi Vigdor
                                            Name:  Avi Vigdor
                                            Title:  Authorized Signatory

                                            Address for Notice:
                                            ------------------
                                            Mainfield Enterprises, Inc.
                                            c/o Sage Capital Growth, Inc.
                                            660 Madison Avenue
                                            New York, NY 10022
                                            Telephone No.: (212) 651-9000
                                            Facsimile No.: (212) 651-9010
                                            Attn:  Eldad Gal

                                            With copies to:

                                            Proskauer Rose LLP
                                            1585 Broadway
                                            New York, New York 10036-8299
                                            Facsimile No.:  (212) 969-2900
                                            Telephone No.:  (212) 969-3000
                                            Attn:  Adam J. Kansler, Esq.

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Elliott Associates, L.P


                                            By:  /s/ Elliot Greenberg
                                            Name:  Elliot Greenberg
                                            Title:  Vice President

                                            Address for Notice:
                                            ------------------
                                            Elliott Associates, L.P.
                                            c/o Elliott Management Corp
                                            712 Fifth Avenue, 35th Floor
                                            New York, NY 10019
                                            Telephone No.:  (212) 974-6000
                                            Facsimile No.:  (212) 974-2092
                                            Attn:  Brett Cohen and Elliot
                                                   Greenberg

                                            With copies to:

                                            Kleinberg, Kaplan, Wolff & Cohen,
                                              P.C.
                                            551 Fifth Avenue
                                            New York, New York  10176
                                            Facsimile No.:  (212) 986-6000
                                            Telephone No.:  (212) 986-8866
                                            Attn:  Lawrence Hui, Esq.

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Elliott International, L.P.


                                            By:  /s/ Elliot Greenberg
                                            Name:  Elliot Greenberg
                                            Title:  Vice President

                                            Address for Notice:
                                            ------------------
                                            Elliott International, L.P.
                                            c/o Elliott Management Corp
                                            712 Fifth Avenue, 35th Floor
                                            New York, NY 10019
                                            Telephone No.:  (212) 974-6000
                                            Facsimile No.:  (212) 974-2092
                                            Attn:  Brett Cohen and Elliot
                                                   Greenberg

                                            With copies to:

                                            Kleinberg, Kaplan, Wolff & Cohen,
                                              P.C.
                                            551 Fifth Avenue
                                            New York, New York 10176
                                            Facsimile No.:  (212) 986-6000
                                            Telephone No.:  (212) 986-8866
                                            Attn:  Lawrence Hui, Esq.

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Enable Growth Partners, L.P


                                            By:  /s/ Mitch Levine
                                            Name:  Mitch Levine
                                            Title:  Managing Partner

                                            Address for Notice:
                                            ------------------
                                            Enable Growth Partners, LP
                                            One Sansome Street, Suite 2900
                                            San Francisco, CA  94104
                                            Telephone No.:  (415) 835-3838
                                            Facsimile No.:  (415) 835-3843
                                            Attn:  Mitch Levine, Managing
                                                   Partner

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            MFN, LLC


                                            By: /s/ Louis Ottimo
                                            Name:  Louis Ottimo
                                            Title:  Managing Member

                                            Address for Notice:
                                            ------------------
                                            MFN LLC
                                            600 Old Country Road - Suite 207
                                            Garden City, New York 11530
                                            Attn.:  Louis Ottimo/Robert M.
                                                    Bursky, Esq.
                                            Telephone No.:  (516) 396-1300
                                            Facsimile No.:  (516) 396-1239

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Proximity Partners LP


                                            By:  /s/ Steven Crosby
                                            Name:  Steven Crosby
                                            Title:  General Partner

                                            Address for Notice:
                                            ------------------
                                            Proximity Partners
                                            c/o Steve Crosby
                                            1 Montgomery St., Ste. 3300
                                            San Francisco, CA 94104
                                            Telephone No.:  (415) 397-1755
                                            Facsimile No.:  (415) 397-1790
                                            Attn:  Steve Crosby

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Proximity Fund LP


                                            By:  /s/ Steven Crosby
                                            Name:  Steven Crosby
                                            Title:  General Partner

                                            Address for Notice:
                                            ------------------
                                            Proximity Fund
                                            c/o Steve Crosby
                                            1 Montgomery St., Ste. 3300
                                            San Francisco, CA 94104
                                            Telephone No.:  (415) 397-1755
                                            Facsimile No.:  (415) 397-1790
                                            Attn:  Steve Crosby

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Southport Millennium Fund II, L.P.


                                            By: /s/ Managing Member
                                            Name:  James M. Thorburn
                                            Title:  Managing Member



                                            Address for Notice:
                                            ------------------
                                            Southport Millennium Fund II, L.P.
                                            c/o Dawson-Herman Capital
                                                Management, Inc.
                                            354 Pequot Avenue
                                            Southport, CT  06890
                                            Telephone No.:  (203) 254-0091
                                            Facsimile No.:  (203) 254-0657
                                            Attn:  James M. Thorburn

                                            with copies to:

                                            Seward & Kissel, LLP
                                            One Battery Park Plaza
                                            New York, NY 10004
                                            Facsimile No.:  (212) 480-8421
                                            Telephone No.:  (212) 574-1200
                                            Attn:  Pat Poglinco

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Southport Millennium Fund, L.P.


                                            By: /s/ Managing Member
                                            Name:  James M. Thorburn
                                            Title:  Managing Member



                                            Address for Notice:
                                            ------------------
                                            c/o Dawson-Herman Capital
                                                Management, Inc.
                                            354 Pequot Avenue
                                            Southport, CT 06890
                                            Telephone No.:  (203) 254-0091
                                            Facsimile No.:  (203) 254-0657
                                            Attn:  James M. Thorburn

                                            With copies to:

                                            Seward & Kissel, LLP
                                            One Battery Park Plaza
                                            New York, NY 10004
                                            Facsimile No.:  (212) 480-8421
                                            Telephone No.:  (212) 574-1247
                                            Attn:  Patricia Poglinco, Esq.

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Southport Millennium Micro Cap Fund,
                                              L.P.


                                            By: /s/ Managing Member
                                            Name:  James M. Thorburn
                                            Title:  Managing Member


                                            Address for Notice:
                                            ------------------
                                            Southport Millennium Micro Cap Fund,
                                              L.P.
                                            c/o Dawson-Herman Capital
                                                Management, Inc.
                                            354 Pequot Avenue
                                            Southport, CT  06890
                                            Telephone No.:  (203) 254-0091
                                            Facsimile No.:  (203) 254-0657
                                            Attn:  James M. Thorburn

                                            With copies to:

                                            Seward & Kissel
                                            One Battery Park Plaza
                                            New York, NY 10004
                                            Facsimile No.:  (212) 480-8421
                                            Telephone No.:  (212) 574-1200
                                            Attn:  Pat Poglinco

        [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

                                            Southport Millennium Offshore Fund,
                                              L.P.


                                            By: /s/ Managing Member
                                            Name:  James M. Thorburn
                                                   Title:  Director

                                            Address for Notice:
                                            ------------------
                                            Southport Millennium Offshore Fund,
                                              Inc.
                                            c/o Dawson-Herman Capital
                                                Management, Inc.
                                            354 Pequot Avenue
                                            Southport, CT  06890
                                            Telephone No.:  (203) 254-0091
                                            Facsimile No.:  (203) 254-0657
                                            Attn:  James M. Thorburn

                                            With copies to:

                                            Seward & Kissel, LLP
                                            One Battery Park Plaza
                                            New York, NY 10004
                                            Facsimile No.:  (212) 480-8421
                                            Telephone No.:  (212) 574-1200
                                            Attn:  Patricia Poglinco, Esq.

                                     ANNEX A

                              Plan of Distribution

         The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-     privately negotiated transactions;

-     short sales;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

-     a combination of any such methods of sale; and

-     any other method permitted pursuant to applicable law.

                  The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

                  The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

                  Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

                  The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

                  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

                  The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

                  We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                  The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

                  The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

                                     ANNEX B

                             EPOCH BIOSCIENCES, INC.
                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of common stock, par value $.01 per share (the "Common Stock"), of Epoch Biosciences, Inc. (the "Company" or the "Registrant"), and warrants to purchase shares of Common Stock (the "Warrants") and the Common Stock to be issued upon exercise of the Warrants (together with the shares of Common Stock, the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of February 23, 2004 (the "Registration Rights Agreement"), between the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         The undersigned beneficial owner of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it pursuant to the Registration Statement. Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby requests that the Company include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement.

 The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       NAME.

         (a)      Full Legal Name of Selling Securityholder:

                  _______________________________________________________

         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

                  _______________________________________________________

         (c) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

                  _______________________________________________________

         (d) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held (enter N/A if not applicable):

                  _______________________________________________________

2.       ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

                  _______________________________________________________

                  _______________________________________________________

                  _______________________________________________________

                  Telephone: ____________________________________________

                  Fax: __________________________________________________

                  Contact Person: _______________________________________

3.       BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         (a) Type and Principal Amount of Registrable Securities beneficially owned:

                  _______________________________________________________

4.       BROKER-DEALER STATUS:

         (a)      Are you a broker-dealer?

                       Yes [ ]   No [ ]

         Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (b)      Are you an affiliate of a broker-dealer?

                       Yes [ ]   No [ ]

         (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                       Yes [ ]   No [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

         Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

                  _______________________________________________________

                  _______________________________________________________

6.       RELATIONSHIPS WITH THE COMPANY:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

                  _______________________________________________________

                  _______________________________________________________

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

         The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided in questions 1 or 2 that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

         All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first class mail or air courier guaranteeing overnight delivery to the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

         This questionnaire shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:            Beneficial Owner: ___________________________________

                  By: ___________________________
                           Name:
                           Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                               Epoch Biosciences, Inc.
                               21720 23rd Drive SE, #150
                               Bothell, WA 98021
                               Attn: Controller
                               Facsimile No.: 425-482-5550